1 9266769v2 GUARANTY THIS GUARANTY (this “Guaranty”) is made, entered into and effective as of May 17, 2024 (the “Effective Date”), by STAR EQUITY HOLDINGS, INC., a Delaware corporation (“Guarantor”), in favor of BRIDGEWATER BANK, a Minnesota banking corporation (“Lender”). BACKGROUND A. It is proposed that Guarantor’s wholly-owned subsidiary, Timber Technologies Solutions, Inc., a Delaware corporation (“Borrower”), borrow from Lender and Lender lend to Borrower the principal sum up to $7,000,000.00 (the “Loan Amount”) via a term loan facility (the “Loan”). B. Lender is willing to make the Loan pursuant to the Loan Agreement, the Note and various related documents set forth in the Loan Agreement (collectively, as defined in the Loan Agreement, the “Loan Documents”). C. Guarantor, having a direct interest in Borrower, has determined that it would derive direct and/or indirect economic benefit from the Loan. D. In order to induce Lender to make the Loan and accept the Note and as additional security for the Loan and all monies to be advanced under the Note and performance of all obligations specified in the Loan Documents, Guarantor has agreed to give this Guaranty. AGREEMENTS NOW THEREFORE, in consideration of the covenants set forth below, Guarantor hereby covenants and agrees as follows: 1. The Loan Documents are hereby made a part of this Guaranty by reference thereto with the same force and effect as if fully set forth herein. 2. Guarantor hereby unconditionally and absolutely (and jointly and severally with any other guarantor of Borrower’s obligations related to the Loan) guarantees to Lender the due and prompt payment, and not only the collectability, of any principal and interest and late charges and all other indebtedness, if any, on the Note, when due, whether at maturity, pursuant to mandatory prepayments, by acceleration or otherwise, all at the times and places and at the rates described in and otherwise according to the Note. 3. Guarantor further hereby unconditionally and absolutely (and jointly and severally with any other guarantor of Borrower’s obligations related to the Loan) guarantees to Lender the due and prompt performance by Borrower of all duties, agreements and obligations of Borrower contained in the Loan Documents and the due and prompt payment of all costs incurred, including reasonable attorneys’ fees, in enforcing the payment and performance of Borrower’s obligations as set forth in the Loan Documents and Guarantor’s obligations under this Guaranty (the payment of the items set forth in this Guaranty being hereinafter collectively referred to as the “Indebtedness Guaranteed”). 2 9266769v2 4. Guarantor hereby agrees that Lender may from time to time without notice to or consent of Guarantor and upon such terms and conditions as Lender may deem advisable without affecting this Guaranty: 4.1 release any maker, surety or other person liable for payment of all or any part of the Indebtedness Guaranteed; 4.2 make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Indebtedness Guaranteed; 4.3 modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right Lender may have hereunder and/or under the Loan Documents; 4.4 accept additional security or guarantees of any kind; 4.5 endorse, transfer or assign the Note and other Loan Documents to any other party; 4.6 accept from Borrower or any other party partial payment or payments on account of the Indebtedness Guaranteed; 4.7 from time to time hereafter further loan monies or give or extend credit to or for the benefit of Borrower provided, however, that such further Loan and extensions of credit are not Indebtedness Guaranteed under this Guaranty; or 4.8 release, settle or compromise any claim of Lender against Borrower, or against any other person, firm or corporation whose obligation is held by Lender as collateral security for the Indebtedness Guaranteed. 5. Guarantor hereby unconditionally and absolutely waives: 5.1 any obligation on the part of Lender to protect, secure or insure any of the security given for the payment of the Indebtedness Guaranteed; 5.2 any right to the security given for the payment of the Note; 5.3 notice of any disposition of the security given for the payment of the Note; 5.4 notice of acceptance of this Guaranty by Lender; 5.5 notice of presentment, demand for payment, notice of nonperformance, protest, notices of protest and notices of dishonor, notice of nonpayment or partial payment; 5.6 notice of any defaults under the Loan Agreement or in the performance of any of the covenants and agreements contained therein or in any other Loan Documents given as security for the Note; 5.7 any limitation or exculpation of liability on the part of Borrower whether contained in the Note or otherwise; 3 9266769v2 5.8 any right to object to the transfer or sale by Borrower or to claim diminution in value thereof of any security given for the Indebtedness Guaranteed; 5.9 any right to claim failure, neglect or omission on the part of Lender to realize or protect the Indebtedness Guaranteed or any security provided for the Indebtedness Guaranteed; 5.10 any right to insist that Lender prosecute collection of the Note or resort to any instrument of security given to secure the Indebtedness Guaranteed or to proceed against Borrower or other guarantor, surety or person prior to enforcing this Guaranty in the full amount hereof and Guarantor acknowledges that, at its sole discretion, Lender may either in a separate action or an action pursuant to this Guaranty pursue its remedies against Borrower or any other guarantor, surety or person, without affecting its rights under this Guaranty; 5.11 notice to Guarantor of the existence of or the extending to Borrower of the Indebtedness Guaranteed; 5.12 any right to object to any order, method or manner of application of payments on the Indebtedness Guaranteed secured hereby; or 5.13 any right to insist Lender advance the full principal amount of the Note to Borrower or the order, method, manner or amounts advanced under the Note. 6. Guarantor represents and warrants to Lender the following: 6.1 Guarantor is a Delaware corporation, duly organized and validly existing under the laws of the State of Delaware and has power to enter into and has authorized execution and delivery of the Loan Documents to which it is a party. 6.2 The execution, delivery and performance of this Guaranty will not result in the breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any indenture or loan or credit agreement or other agreement or instrument to which Guarantor is a party or by which Guarantor or its property may be bound or affected. 6.3 Any and all financial statements heretofore delivered to Lender by Guarantor are true and correct in all material respects, and fairly present the financial condition of Guarantor as of the date thereof in all material respects. No material adverse change has occurred in the financial condition reflected therein since the respective date thereof. None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of Guarantor in connection with the Loan and none of the representations and warranties in this Guaranty contains any untrue statement of a material fact or, to the knowledge of Guarantor, omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. To the best of the knowledge of Guarantor, there is no fact that materially adversely affects or in the future (so far as Guarantor can now reasonably foresee) may materially adversely affect the business or prospects or condition 4 9266769v2 (financial or other) of Guarantor or its properties or assets that has not been set forth herein or in a certificate or statement furnished to Lender by Guarantor. 6.4 No information, exhibit or report furnished by Guarantor to Lender in connection with the negotiation of the Loan Documents contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading. 6.5 Guarantor is not contemplating either the filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of its property. Guarantor has no knowledge of any person contemplating the filing of any such petition against Guarantor. 6.6 No litigation, tax claims or governmental proceedings are pending or, to Guarantor’s knowledge, threatened against Guarantor and no judgment or order of any court or administrative agency is outstanding against Guarantor. 6.7 Guarantor has filed and will file and cause to be filed, all tax returns (federal and state) required to be filed and pay all taxes shown thereon to be due, including interest and penalties, or has provided adequate reserves for payment thereof. 6.8 Guarantor is not acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons referred to or described in any list of persons, entities, and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended (“Executive Order 13224”), or any similar list issued by OFAC or any other department or agency of the United States of America (collectively, the “OFAC Lists”). Guarantor will comply at all times with: the requirements of Executive Order 13224; the International Emergency Economic Powers Act, 50 U.S.C. Section 1701-06; the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Government Sanctions Regulations, 31 C.F.R. Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 and any similar laws or regulations currently in force or hereafter enacted (collectively, the “Anti- Terrorism Regulations”). If Guarantor becomes aware or receives any notice that it is named on any of the OFAC Lists (such occurrence, an “OFAC Violation”), Guarantor will immediately: (a) give notice to Lender of such OFAC Violation; and (b) comply with all laws applicable to such OFAC Violation (regardless of whether the party included on any of the OFAC Lists is located within the jurisdiction of the United States of America), including without limitation, the Anti-

5 9266769v2 Terrorism Regulations, and Guarantor hereby authorizes and consents to Lender taking any and all steps Lender deems necessary, in its sole discretion, to comply with all laws applicable to any such OFAC Violation, including, without limitation, the requirements of the Anti-Terrorism Regulations (including the freezing and/or blocking of assets). 6.9 Guarantor has reviewed the Loan Documents, is familiar with the terms thereof and has had the opportunity to consult with counsel concerning the execution of this Guaranty. 6.10 Guarantor shall furnish to Lender all information required from Guarantor as required by the Loan Agreement. 7. Without limiting the generality of the foregoing, Guarantor will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to Borrower in respect of the Note or any of the Loan Documents, or any setoff available against Lender by Borrower or Guarantor whether or not on account of a related transaction, and Guarantor expressly agrees that it shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Note, notwithstanding provisions of law that may prevent Lender from enforcing such deficiency against Borrower. The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Borrower or any of its assets and that upon the institution of any of the above actions, at Lender’s sole discretion and without notice thereof or demand therefor, Guarantor’s obligations shall become due and payable and enforceable against Guarantor, whether or not the Indebtedness Guaranteed is then due and payable. Guarantor further agrees that no act or thing, except payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of Guarantor hereunder shall in any way affect or impair this Guaranty. Guarantor agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full and retired by Lender or until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by Lender, and such revocation shall not be effective as to Indebtedness Guaranteed existing or committed for at the time of actual receipt of such notice by Lender, or as to any renewals, extensions and refinancing thereof. The death or incompetence of Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth. 8. Guarantor agrees that all indebtedness for borrowed money now or at any time or times hereafter owing by Borrower to Guarantor and any and all right to collateral held for the same is hereby subordinated to the Indebtedness Guaranteed and the right of Lender to such collateral. Any payment of indebtedness for borrowed money of Borrower to Guarantor, if Lender so requests, shall be received by Guarantor as trustee for Lender on account of the Indebtedness Guaranteed. Guarantor agrees that the payment of any amount or amounts by Guarantor pursuant to this Guaranty shall not in any way entitle Guarantor whether at law, in equity or otherwise to 6 9266769v2 any right to participate in any security held by Lender for the payment of the Indebtedness Guaranteed, any right to direct the application or disposition of any such security or any right to direct the enforcement of any such security. Performance by Guarantor under this Guaranty shall not entitle Guarantor to be subrogated to any of the Indebtedness Guaranteed or to any security therefor, unless and until the full amount of the Indebtedness Guaranteed has been fully paid. 9. Guarantor agrees this Guaranty is executed in order to induce Lender to make and disburse the Loan and with the intent that it be relied upon by Lender in making and disbursing the Loan. Disbursement of any part of the Loan without any further action or notice shall constitute conclusive evidence of the reliance hereon by Lender. This Guaranty shall run with the Loan Documents and without the need for any further assignment of this Guaranty to any subsequent holder of the Loan Documents or the need for any notice to Guarantor thereof. Upon endorsement or assignment of the Loan Documents to any subsequent holder, said subsequent holder of the Loan Documents may enforce this Guaranty as if said holder had been originally named as Lender hereunder. 10. Guarantor consents to the personal jurisdiction of the state and federal courts located in Minneapolis, Minnesota in connection with any controversy relating in any way to this Guaranty or to any transaction or matter relating to this Guaranty and waives any argument that venue in such forums is not convenient. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules). 11. No right or remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by Lender and Guarantor. 12. Any notices given hereunder shall be in writing and shall be deemed to have been given on the same day when delivered personally, one (1) day after deposit with a nationally-recognized delivery service or three (3) days after deposit in the United States Certified Mail, Return Receipt Requested, postage prepaid, addressed as follows (or addressed to any such party at such other address as such party shall hereafter furnish by notice to the other party): If to Lender: Bridgewater Bank Attn: Ryan Meier 4450 Excelsior Blvd., Suite 100 St. Louis Park, MN 55416 If to Guarantor: Star Equity Holdings, Inc. Attn: CEO 53 Forest Ave., Suite 101 Old Greenwich, CT 06870 13. This Guaranty and each and every part hereof, shall be binding upon Guarantor and upon its administrators, representatives, executors, successors and assigns and shall inure to the benefit 7 9266769v2 of each and every future holder of the Loan Documents, including the successors and assigns of Lender. 14. All of the representations, warranties and agreements made herein, in the application for the Loan, any other instrument required under this Guaranty or in connection with the Loan shall survive the closing of the Loan and inure to the benefit of Lender, its successors and assigns. 15. Guarantor agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Guarantor or about any other matter relating to the Loan, subject to such purchaser’s agreement that it will take the same steps to protect the confidentiality of Guarantor’s information as it takes to protect its own confidential information, which in no event shall be less than reasonable steps. Guarantor additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Guarantor also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Guarantor further unconditionally agrees that either Lender or such purchaser may enforce Guarantor’s obligation under the Loan irrespective of the failure or insolvency of any Lender of any interests in the Loan and that the purchaser of any such participation interest may enforce its interest irrespective of any personal claims or defenses that Guarantor may have against Lender. 16. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL: 16.1 WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS GUARANTY, THE LOAN, THE LOAN DOCUMENTS AND ALL MATTERS CONTEMPLATED HEREBY, INCLUDING BUT NOT LIMITED TO THE AMOUNT, REASONABLENESS AND ENTITLEMENT TO ATTORNEYS’ FEES; AND 16.2 AGREES NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. GUARANTOR CERTIFIES THAT NEITHER LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY. 17. Guarantor agrees to fully cooperate with Lender, correct and adjust for any clerical errors contained in any or all loan closing documentation, including but not limited to the Loan Documents. 8 9266769v2 18. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument. Executed copies of the signature page(s) of this Guaranty transmitted electronically in Portable Document Format (PDF) shall be treated as originals, fully binding and with full legal force and effect, and Guarantor waives any rights it may have to object to such treatment. If delivering an executed counterpart of this Guaranty by PDF, Guarantor shall also deliver a manually executed counterpart of this Guaranty, but the failure to deliver a manually executed counterpart should not affect the validity, enforceability, and binding effect of this Guaranty. The page(s) of any counterpart of this Guaranty containing Guarantor’s signature or the acknowledgement of such party’s signature hereto may be detached therefrom without impairing the effect of the signature or acknowledgement, provided such pages are attached to any other counterpart identical thereto except having additional pages containing the signatures or acknowledgements thereof of other parties. 19. Any capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement. [This space intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the Effective Date. STATE OF CONNECTICUT ) ) ss. C0l])\TTY OF FAIRFIELD ) STAR EQUITY HOLDINGS, INC., a Delaware col])oration The foregoing instrument was acknowledged before me on May /-1-, 2024, by David Noble, as Chief Financial Officer of Star Equity Holdings, Inc., a Delaware col])oration, on behalf thereof. Nvtmy Stamp: [Signature Page to Guaranty] /s/ Hannah Bible Hannah Bible, CT Notary Public My commission expires 6/30/2024 /s/ David Noble _________ By: David Noble its: Chief Financial Officer